As filed with the Securities and Exchange Commission on February 28, 2011.	Registration No. 333-146428

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EV ENERGY PARTNERS, L.P.
EV ENERGY FINANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware Delaware	20-4745690 26-1143405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 800
Houston, Texas 77002
Telephone: (713) 651-1144
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michael E. Mercer
1001 Fannin Street, Suite 800
Houston, Texas 77002
Telephone: (713) 651-1144
(Name and address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
George G. Young III
Kendall Hollrah
Haynes and Boone, LLP
1221 McKinney, Suite 2100
Houston, Texas 77010
Telephone: (713) 547-2000
Fax: (713) 236-5699

Approximate date of commencement of proposed sale of securities to the public: Not applicable.
If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. ☐
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐
If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b2 of the Exchange Act.

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

DEREGISTRATION OF SECURITIES
     We are filing this Post-Effective Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-3 (No. 333-146428) (the “Registration Statement”) of EV Energy Partners, L.P. and EV Energy Finance Corp. to deregister that portion of the $700,000,000 worth of common units, debt securities or guarantees of EV Energy Partners, L.P. reserved for registration pursuant to the omnibus Registration Statement that remain unissued as of the date this Amendment is filed.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on February 28, 2011.

EV Energy Partners, L.P. (Registrant)
	By:	EV Energy GP, L.P., its general partner
	By:	EV Management, LLC, its general partner

Date: February 28, 2011	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title with EV Management, LLC	Date

/s/ John B Walker*	Chairman and Chief Executive Officer	February 28, 2011
John B. Walker	(principal executive officer)

/s/ Mark A. Houser*	President, Chief Operating Officer and Director	February 28, 2011
Mark A. Houser

/s/ Michael E. Mercer*	Senior Vice President and Chief Financial Officer	February 28, 2011
Michael E. Mercer	(principal financial officer)

/s/ Frederick Dwyer*	Controller	February 28, 2011
Frederick Dwyer	(principal accounting officer)

/s/ Victor Burk*	Director	February 28, 2011
Victor Burk

/s/ James R. Larson*	Director	February 28, 2011
James R. Larson

/s/ George Lindahl, III*	Director	February 28, 2011
George Lindahl, III

/s/ Gary R. Petersen*	Director	February 28, 2011
Gary R. Petersen

*	Pursuant to a previously filed power of attorney, Michael E. Mercer, as attorney-in-fact, does hereby sign this Post-Effective Amendment No. 1 to Registration Statement on behalf of each such person, in each case in the capacity indicated and on the date indicated.

EV Energy Partners, L.P. (Registrant) EV Energy GP, L.P., its general partner EV Management, LLC, its general partner
/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on February 28, 2011.

EV Properties GP, LLC (Registrant) By: By: EV Energy Partners, L.P., its member By: EV Energy GP, L.P., its general partner By: EV Management, LLC, its general partner
Date: February 28, 2011	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on February 28, 2011.

EV Properties, L.P.
(Registrant)
By: By: EV Properties GP, LLC, its general partner
By: By: EV Energy Partners, L.P., its member
By: EV Energy GP, L.P., its general partner
By: EV Management, LLC, its general partner

Date: February 28, 2011	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on February 28, 2011.

EVPP GP, LLC (Registrant)
	By:	EV Properties, L.P., its member
	By:	EV Properties GP, LLC, its general partner
	By:	EV Energy Partners, L.P., its member
	By:	EV Energy GP, L.P., its general partner
	By:	EV Management, LLC, its general partner

Date: February 28, 2011	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on February 28, 2011.

EnerVest-Cargas, Ltd. EnerVest Production Partners, Ltd. EnerVest Monroe Gathering, Ltd. EnerVest Monroe Marketing, Ltd. (Registrants)
	By:	EVPP GP, LLC, its general partner
	By:	EV Properties, L.P., its member
	By:	EV Properties GP, LLC, its general partner
	By:	EV Energy Partners, L.P., its member
	By:	EV Energy GP, L.P., its general partner
	By:	EV Management, LLC, its general partner

Date: February 28, 2011	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on February 28, 2011.

EVCG GP, LLC (Registrant)
Date: February 28, 2011	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title with EVCG GP, LLC	Date

/s/ John B Walker* John B. Walker	Chief Executive Officer and Director (principal executive officer)	February 28, 2011

/s/ Mark A. Houser* Mark A. Houser	President and Director	February 28, 2011

/s/ Michael E. Mercer* Michael E. Mercer	Senior Vice President, Chief Financial Officer and Director (principal financial officer)	February 28, 2011

/s/ Frederick Dwyer* Frederick Dwyer	Controller (principal accounting officer)	February 28, 2011

/s/ Ronald J. Gajdica Ronald J. Gajdica	Director	February 28, 2011

*	Pursuant to a previously filed power of attorney, Michael E. Mercer, as attorney-in-fact, does hereby sign this Post-Effective Amendment No. 1 to Registration Statement on behalf of each such person, in each case in the capacity indicated and on the date indicated.

EV Energy Partners, L.P. (Registrant) EV Energy GP, L.P., its general partner EV Management, LLC, its general partner
/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on February 28, 2011.

CGAS Properties, L.P. (Registrant)
By:	EVCG GP, LLC, its general partner

Date: February 28, 2011	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on February 28, 2011.

EV Energy Finance Corp. (Registrant)
Date: February 28, 2011	By:	/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title with EV Energy Finance Corp.	Date

/s/ John B Walker* John B. Walker	Chief Executive Officer and Director (principal executive officer)	February 28, 2011

/s/ Mark A. Houser* Mark A. Houser	President and Director	February 28, 2011

/s/ Michael E. Mercer* Michael E. Mercer	Senior Vice President, Chief Financial Officer and Director (principal financial officer)	February 28, 2011

/s/ Frederick Dwyer* Frederick Dwyer	Controller (principal accounting officer)	February 28, 2011

/s/ Ronald J. Gajdica Ronald J. Gajdica	Director	February 28, 2011

*	Pursuant to a previously filed power of attorney, Michael E. Mercer, as attorney-in-fact, does hereby sign this Post-Effective Amendment No. 1 to Registration Statement on behalf of each such person, in each case in the capacity indicated and on the date indicated.

EV Energy Partners, L.P. (Registrant) EV Energy GP, L.P., its general partner EV Management, LLC, its general partner
/s/ Michael E. Mercer
Michael E. Mercer
Senior Vice President and Chief Financial Officer